SulphCo Investor Call Presentation

October 20, 2009

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto. In many cases, forward-looking statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology, such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target," and other similar terminology or the negative of such terminology. However, the absence of these words does not mean that the statements are not forward-looking.

In addition, these forward-looking statements include, but are not limited to, statements regarding implementing our business strategy; development, commercialization and marketing of our products; our intellectual property; our estimates of future revenue and profitability; our estimates or expectations of continued losses; our expectations regarding future expenses, including research and development, sales and marketing, manufacturing and general and administrative expenses; difficulty or inability to raise additional financing, if needed, on terms acceptable to us; our estimates regarding our capital requirements and our needs for additional financing; attracting and retaining customers and employees; sources of revenue and anticipated revenue; and competition in our market.

Forward-looking statements are only predictions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All of our forward-looking information is subject to risks and uncertainties that could cause actual results to differ materially from the results expected. Although it is not possible to identify all factors, these risks and uncertainties include the risk factors and the timing of any of those risk factors identified in "Item 1A. Risk Factors" section contained in our most recent Form 10-K, as well as the risk factors and those set forth from time to time in our filings with the Securities and Exchange Commission ("SEC"). These documents are available through our web site, http://www.sulphco.com, or through the SEC's Electronic Data Gathering and Analysis Retrieval System ("EDGAR") at http://www.sec.gov.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise.

References in this presentation to "we," us," "our," "our company," and "SulphCo" refer to SulphCo, Inc., a Nevada corporation.

Agenda

- Q3 Operational Highlights
- Financial and IR/PR
- Technology Update
- Commercial Update
- Q&A

Q3 Operational Highlights

- **Accelerated development and execution of condensate application**
  - Successful lab work to meet potential customer's technical and commercial requirements
  - Lab results were verified by customer personnel. A recommendation was made for technology implementation in customer's facility
  - SulphCo personnel performed site visit to begin placement and validation process.

- **Executed Letter of Intent with Laguna Corp.**
  - Signed Letter of Intent with Laguna Corp in September 2009
  - Continued lab work for cost/benefit and system optimization

- **Continued progressing OMV program**
  - Initial economic analysis performed by OMV confirming SulphCo technology benefits
  - Meeting held October 6th in Austria to discuss OMV investment cycle and future program steps

- **Added significant customer opportunities for refinery diesel applications**
  - US-based integrated oil company for diesel finishing application
  - South American oil company evaluating Sonocracking™ as alternative to high pressure hydrotreating

Financial and IR/PR

Financials:

- As of September 30, 2009, we had approximately $4.2 million of cash on hand. The monthly average cash burn rate for the third quarter was approximately $680,000 per month, excluding the cash paid to retire the Company's convertible notes payable in July 2009.

- The Company anticipates that current cash reserves should be sufficient to fund requirements into the latter part of the first quarter of 2010. The Company continues to evaluate financing options.

Recent Media and IR Exposure:

- On September 9, 2009, Dr. Larry D. Ryan made a presentation at the Rodman & Renshaw Annual Global Investment Conference in New York.

- On November 2, 2009, Dr. Florian Schattenmann will be making a presentation on Oxidative Desulfurization at the World Refining Technology Summit & Exhibition in Vienna, Austria.

Technology Update

Sonocracking™ Process: Focus on Diesel Fuel



POTENTIAL PROCESS LOCATION
Products
LIGHTS TO GAS PLANT
LPG
NAPHTHA
TO NAPHTHA HDS
Chemicals, Gasoline
KEROSENE
TO KEROSENE HDS
Jet Fuel, Paraffin
CRUDE UNIT
DIESEL OPTION 1
Diesel HDS
TO SULFONE ADSORPTION
Focus area
Desalter
Diesel Fuels
DIESEL OPTION 2
Diesel HDS
DIESEL PRODUCT
GASOIL
TO GASOIL HDS + FCC
Gasoline, Diesel Blending
Crude Oil to Refinery
VACUUM GASOIL
VACUUM DISTILLATION

Diesel Finishing: LSD (<500 ppm) to ULSD (<10 ppm)

Technology

Q3 Highlights:

- Natural Gas Condensate:
  - Developed low-cost catalyst system
  - Eliminated need for adsorption
- Diesel finishing and transmix:
  - Demonstrated sulfur reduction to <15 ppm with multiple streams
  - Identification and characterization of multiple adsorbents

Next Steps:

- Natural Gas Condensate:
  - Complete process parameter optimization – temperature, pressure, flow rates etc.
  - Preparation for field validation
- Diesel finishing and transmix:
  - Optimization of cost/benefit equation
  - Adsorption process implementation
  - Process integration into refinery settings (diesel finishing)

Commercial Update

Commercial Strategy

- Current state of technology addresses multi-million bbl/day global diesel fuel market; Remain active in all other market segments
- Prioritizing applications in terms of technology fit, ease of implementation and cost/benefit value → Diesel "finishing"
- Establish relationships with strategic large refining customers to focus on specific applications and execution
- Tactical focus on niche applications such as natural gas condensate, "transmix" and natural gasoline

Sonocracking™ Diesel and Niche Applications

Niche Applications vs. Refinery Diesel Finishing

1000 – 5000 bbl/day	Application Volume (bbl/day) →	15,000 – 50,000+ bbl/day
~$2-3+/bbl	← Customer Net Benefit excl SulphCo fee ($/bbl)	~$1+/bbl
~6 – 18+ months	Order to Revenue Timeline (months) →	~18 – 30+ month

- Natural Gas Condensate
- Laguna/Transmix
- Natural Gasoline

Potential Customers

- OMV
- Major Integrated Oil Cos.
- South American Oil Co.

Technical Solution and Economics Unique to Each Project

Niche Applications - Basics

Natural Gas Condensate:

1. Technology Goal – Removal of sulfur to desired specs (application dependent)
2. Commercial – Smaller volume (3000 – 5000bpd), higher net benefit; Constrained streams
3. Timing – May not require adsorption; shorter timeline, may require some water treatment (site dependent)

Pipeline Transmix:

1. Technology Goal – Removal of sulfur compounds down to specification limits (<15ppm in USA)
2. Commercial – Smaller volume (1000 – 5000bpd), higher net benefit
3. Timing – Requires adsorption; timing dependent on installation schedule

Natural Gasoline:

1. Technology Goal – Removal of sulfur compounds to meet spec (<30ppm)
2. Commercial – Smaller volume (5000 – 10000bpd), higher net benefit
3. Timing – May or may not require adsorption

Refining Diesel Finishing Applications - Basics

Complex, Unconstrained Refinery – Diesel "Finishing":

1. Technology Goal – Removal of sulfur compounds down to specification limits (<15ppm in USA, <10ppm EU)
2. Commercial – Higher volume (~20% of refining capacity), lower net benefit
3. Timing – Requires adsorption; Timing will be dependent on customer's investment cycle and installation requirements.

Complex, Constrained Refinery – Diesel "Finishing":

1. Technology Goal – Removal of sulfur compounds down to specification limits (<15ppm in USA, <10ppm EU)
2. Commercial – Higher volume (~20% of refining capacity), Moderate net benefit; depends on application
3. Timing – Requires adsorption; Timing will be dependent on customer's investment cycle and installation requirements.

Non-Complex Refinery – Diesel "Finishing":

1. Technology Goal – Removal of sulfur compounds down to specification limits (<15ppm in USA, <10ppm EU)
2. Commercial – Higher volume (~20% of refining capacity), Higher net benefit due to CAPEX savings
3. Timing – Requires adsorption; Timing will be dependent on customer's investment cycle and installation requirements.

Commercialization Process



Initial Decision
Fundamental Technology Acceptance
Customer Commitment
Full Technology Validation
Revenue
Introductory Phase (1-2 months)
Laboratory Phase (3-6 months)
Stream Specific Evaluation (~3-12+ months)
Commercial Evaluation (~6-30+ months)

Requirements:

- ✓ Customer Technical Assessment
- ✓ NDA or CDA

- ✓ Technical Champion
- ✓ Customer Collaboration Commitment – MoU/JDA

- ✓ Customer Endorsement
- ✓ Customer Ownership
- ✓ Cross-functional Customer Support

- ✓ Commercial Agreement
- ✓ Customer Installation
- ✓ Customer Acceptance

Deliverables:

- ✓ Generic Data Pack
- ✓ Technical Presentation
- ✓ Customer Requirements

- ✓ Promising Results
- ✓ Fundamental Technical Acceptance
- ✓ Specific Customer Application Identified

- ✓ Favorable Process Economics
- ✓ Limited Technical and Operational Risks
- ✓ Reliable and Consistent Results

Full-Scale Validation of:

- ✓ Technology
- ✓ Operations
- ✓ Economics

= Milestone

= Program Phase

Commercialization Status



Initial Decision
Fundamental Technology Acceptance
Customer Commitment
Full Technology Validation
Revenue
Introductory Phase
Laboratory Phase
Stream Specific Evaluation
Commercial Evaluation
OMV
OMV
Major Oil Company
Major Oil Company
Major Oil Company
Laguna
Laguna
Laguna
Major Oil Company
Major Oil Company
Independent Oil Company
Independent Oil Company
South American Oil Company
South American Oil Company
South American Oil Company
Over 15 Additional Customers in Introductory and Laboratory Phase
= June 2009 Status
= Current Status
= Projected Q4 Status

Natural Gas Condensate Program

Major International Oil Company

SulphCo®

Progress to date:

- Initial laboratory work complete – **June '09**
- Laboratory work supervised and confirmed by potential customer – **July '09**
- Application technical requirements established and reached – **July '09**
- Customer technical department recommended placement in facility – **Aug '09**
- Site visit by SulphCo personnel – **Sept. '09**

Next Steps:

- Placement and Validation Agreement
- SulphCo Unit installed at potential customer site
- Full-scale process validation and commercialization
- Expand relationship to refining and other applications

Trans-Mix Application Update

Laguna Corp.:

Progress to Date:

- Samples from two types of Trans-Mix received; Several rounds of lab work completed – **Sept. '09**
- Catalyst and additive package established to meet technical goals – **Oct '09**

Next Steps:

- Optimizing catalyst and additives for efficiency and cost
- Reviewing investment requirements and timing for adsorption process

OMV Program

Progress to Date:

- Technology Agreement signed – **May '09**
- Collaborative effort to develop application specific data – **May/June '09**
- Preliminary economic benefits established – **Sept. '09**
- Meeting to discuss economic results and path forward – **Oct. '09**

Next Steps:

- Provide adsorption details and requirements for OMV application
- Detailed program investment analysis and integration into OMV investment cycle

Additional Refinery Diesel Finishing Applications

Progress to Date (Major Oil Company):

- Received request for SulphCo process information to perform economic evaluation for diesel finishing application – **Aug '09**
- Provided comprehensive information package – **Sept. '09**

Next Steps:

- Move to Stream Specific Evaluation Phase

Progress to Date (South American Oil Company):

- Presented Technical data package – **Mar '09**
- Customer responded favorably – **Sept. '09**

Next Steps:

- Move to Stream Specific Evaluation Phase

Summary

- "Major International Oil Company" natural gas condensate application: Developed technical and economical solution and moving forward to full-scale validation and commercialization
- LOI signed with Laguna: Currently optimizing process for best cost/benefit solution. Performing lab work for other transmix opportunities
- Initial economic analysis performed by OMV, confirming SulphCo process benefits. Ongoing discussions regarding investment options for adsorption process and integration into OMV investment cycle
- Continuing to add significant opportunities with large strategic refiners for diesel finishing applications

Thank You

Q&A